EMPOWER ANNUITY INSURANCE COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Empower Retirement Security Annuity III

Empower Retirement Security Annuity VII

Supplement to Prospectuses Dated May 1, 2023

Empower Retirement Security Annuity IX

Supplement to Prospectus Dated December 15, 2023

Supplement Dated December 28, 2023

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by Empower Annuity Insurance Company. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

PROSPECTUS CHANGES

1.

New York Residents Purchasing IncomeFlex Target Benefit IRA (“IFX Target IRA”) On or After January 1, 2024: Due to a change in New York insurance law, New York residents purchasing the IFX Target IRA product on or after January 1, 2024, receive a different Guaranteed Withdrawal Percentage schedule.

If you are a resident of New York (as determined on the date you purchased the IFX Target IRA product) and you purchased the IFX Target IRA product on or after January 1, 2024, then the following Guaranteed Withdrawal Percentage schedule applies to you:

Age at Lock-In	Single Life Guaranteed Withdrawal Percentage	Spousal Benefit Guaranteed Withdrawal Percentage (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70-74	5.75%	5.25%
75-79	6.25%	5.75%
80-84	6.85%	6.35%
85-89	7.55%	7.05%
90-94	8.50%	8.00%
95+	9.70%	9.20%

2023-PROSUPP-11-ERSA III/VII/IX

If you are a resident of New York (as determined on the date you purchased the IFX Target IRA product) and you purchased the IFX Target IRA product before January 1, 2024, then the unique Guaranteed Withdrawal Percentage schedule above does not apply to you.

2.	Effective immediately, the separate account known as PRIAC Variable Contract Account A will now be known as EAIC Variable Contract Account A.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023-PROSUPP-11-ERSA III/VII/IX